Four Corners Property Trust NYSE: FCPT Exhibit 99.1

Forward Looking Statements and Disclaimers Forward Looking Statements This presentation contains forward-looking statements regarding the expected future condition, results of operations, cash flows, funds from operations, business strategies, operating, hypothetical shares outstanding and competitive positions, of the Company, which statements are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from our expectations include, but are not limited to: The ability to achieve some or all the benefits that the Company expects to achieve from the Spin-Off; The ability and willingness of Darden to meet and/or perform its obligations under any contractual arrangements that were entered into with the Company in connection with The Spin-Off, including the long-term leases with Darden and any of Darden’s obligations to indemnify, defend and hold the Company harmless from and against various claims, litigation and liabilities; The ability of Darden to comply with laws, rules and regulations in the operation of the Four Corners properties the Company leases to Darden following the Spin-Off; The ability and willingness of the Company’s tenants, including Darden, to perform under the leases and to renew the leases with the Company upon their expiration, and the ability to reposition the Company’s properties on the same or better terms in the event of nonrenewal or in the event the Company replaces an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; The availability of and the ability to identify suitable acquisition opportunities and the ability to diversify by acquiring and leasing the additional properties on favorable terms; The ability to generate sufficient cash flows to service the Company’s outstanding indebtedness; Access to debt and equity capital markets; Fluctuating interest rates; The ability to retain the Company’s key management personnel; The ability to qualify or maintain the Company’s status as a REIT; Changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; The price at which shares will be issued in the Pre-Spin Dividend, the percentage of the Pre-Spin Dividend to be represented by shares instead of cash (and the resulting number of shares outstanding), and resulting per share dividend rate, after giving effect to the Pre-Spin Dividend; and Other risks inherent in the ownership of the Company’s properties, including illiquidity of real estate investments and restrictions on how the Company may sell these investments. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Business and Properties,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Information Statement filed as an exhibit to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission in final form on October 21, 2015. Non GAAP Information The information in this communication includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as adjusted net earnings per diluted share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Senior Management Team William Lenehan President and CEO Gerald Morgan CFO Former member of Board of Directors and former Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc. Private investor in net lease retail real estate Former member of Board of Directors and Chairman of the Investment Committee at Gramercy Property Trust, Inc. Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX Ten years at Farallon Capital Management B.A. from the Claremont McKenna College Former CFO of Amstar Advisers, served on Amstar’s Executive and Investment Committees Former Managing Director of Financial Strategy & Planning at Prologis, Inc. Former President and CFO of American Residential Communities Served as a Senior Officer with Archstone prior to the company’s sale B.S. in Mechanical Engineering and MBA from Stanford University James Brat General Counsel Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998 B.A. from Macalester College Juris Doctorate from the UCLA School of Law

Well-located high-quality assets, diversified by geography and brand KEY INVESTMENT Highlights Long-term, triple-net lease structure provides stable cash flow with embedded rent growth Investment grade tenant with best in class EBITDAR coverage and appropriate rents Strong balance sheet with low leverage and capacity to support growth and diversification strategy Highly regarded leadership with extensive retail net lease and public REIT experience Significant external growth potential in fragmented restaurant real estate sector Initial expected annual dividend of ~$0.97 per share, a CAD payout of ~80%

Asset selection Darden performed an extensive asset selection process to determine which properties were ultimately transferred to FCPT Select filtering criteria included: Operating below a minimum EBITDAR margin threshold Identified as Darden locations that may be relocated New restaurants without long-term performance data Asset Selection Fully Leased (260) Sold individually over a few months Average cap rate of 5.4% with a range of 4.5% to 6.0% 1.0% annual rent growth vs.1.5% for FCPT Not guaranteed by Darden Corporate headquarters sold separately 1,534 (# of Properties) Ground Leased (704) (88) (64) 418 Total Darden Restaurants Leased and Ground Leased Select Filtering Criteria Individual Sale Leaseback Transferred to FCPT

Geographic diversification Seasons 52 (2) Olive Garden (300) LongHorn Steakhouse (104) (1) Bahama Breeze (11) Wildfish Seafood Grille (1) ___________________________ Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which are operated by a taxable REIT subsidiary (“TRS”). Source: Darden Restaurants management; Ranked by population. 418 Properties (1) 44 States 5 Brands 3.3mm sq ft Locations in 41 of the top 50 MSAs (2) in the U.S.

Portfolio diversification Rental Revenue by Brand (1) Rental Revenue by Geography (1) ___________________________ Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which will be operated by a taxable REIT subsidiary (“TRS”) after FCPT becomes a REIT. West includes AK, AZ, CA, CO, HI, ID, MT, NV, NM, OR, UT, WA, WY; Southeast includes AL, FL, GA, KY, MS, NC, SC, WV, VA, TN; Northeast includes VT, RI, PA, NY, NJ, NH, MA, MD, ME, DC, DE, CT; South includes AR, LA, OK, TX; Midwest includes IL, IN, IA, KS, MI, MN, MO, OH, NE, ND, SD, WI. Average rent PSF (by brand) (1) Total Rental Revenue: $94.4mm Four Corners’ portfolio is diversified by brand and region across the United States

Portfolio OPERATING PERFORMANCE EBITDAR Coverage (1) Four Corners’ portfolio is comprised of high-quality restaurant properties that demonstrate strong operating performance ___________________________ 1.Peer average includes Agree Realty Corporation (ADC), National Retail Properties (NNN), Realty Income (O), Spirit Realty Capital (SRC) and Store Capital (STOR). 2.Source: National Restaurant News Top 100; Note: Includes major casual dining peers with 200 units or above other than Darden concepts; comprised of Texas Roadhouse, PF Chang, Red Lobster, TGI Friday, Cracker Barrel, Outback Steakhouse, Buffalo Wild Wing, California Pizza Kitchen, Carrabba’s Italian Grill, Red Robin, Chili’s Grill & Bar, Logan’s Roadhouse, Applebee’s, O’Charley’s, Bob Evans, and Ruby Tuesday.

Historical EBITDAR Rent coverage Rent Coverage – Portfolio Average (1) (2) Rent Coverage – Fourth Quartile (1) (2) Average: 4.1x Average: 3.2x Memo: Total properties 257 267 277 359 367 376 393 406 414 418 ___________________________ Source: Management provided information. 1.Weighted by rent. 2.Backward-looking rent assumes 1.5% annual escalator. Four Corners’ properties have proven to be resilient and performed well through various market cycles 3.5x 3.5x 3.7x 4.2x 4.3x 4.5x 4.5x 4.3x 4.0x 4.2x 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 3.5x 3.3x 3.3x 2.8x 3.0x 3.4x 3.3x 3.0x 2.8x 3.1x 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

= $98k median household income and ~63,000 average population Compelling Demographics Four Corners has well-located properties with superior demographics; two important indicators of asset quality Average Population and Household Income (Three-Mile Radius) ___________________________ Source: Green Street Advisors. Note: Peer average includes National Retail Properties (NNN), Realty Income (O), Spirit Realty Capital (SRC) and Store Capital (STOR). +6% +12% $40,000 $45,000 $50,000 $55,000 $60,000 $65,000 $70,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 80,000 85,000

Darden: Investment Grade with strong financial performance Darden is rated Ba1/BBB-/BBB- (Moody’s/S&P/Fitch), representing an investment grade tenant profile Following the spin-off, Darden only has $450mm of debt outstanding and no debt maturing until 2035 EBITDAR rent coverage of 4.2x on its Four Corners leases Recent strategic initiatives have driven strong operating and financial performance at Darden, enhancing its tenant appeal ___________________________ Source: Company filings as of 11/29/2015. Note: Yard House and Capital Grill properties will not be part of the initial spin-off of Four Corners Property Trust. Same-restaurant sales for Olive Garden and LongHorn Steakhouse on a comparable calendar basis were 2.8% and 3.6%, respectively. Segment profitability is defined as sales less restaurant and marketing expenses.

Summary Lease Terms and Structure Average Initial Term: ~15 years, none less than 12 Initial annual cash rent: $94,388,553 Structure: Individual property triple-net leases: Tenant responsible for repair and maintenance costs, property tax, insurance and restoration Duration of Renewal Options: Typically five years; however, duration varies by property based on initial lease term (1) Number of Renewal Options: No more than five Annual Rent Escalation: 1.5%, every December 1st starting 12/1/2016, plus a FMV adjustment at the start of the fourth and fifth renewal options (if applicable) Financial Performance Reporting: Tenant required to report sales per property on a go forward basis Summary of Key Terms ___________________________ 34 year max lease term in CA; 29 year max lease term in PA.

Lease Maturity Schedule 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Weighted average lease term of ~15 years Lease Maturity Schedule (% of Rental Revenue) ___________________________ Note: Excludes renewal options.

Positioning Relative to Net Lease Peers Four Corners compares favorably to its retail net lease REIT peer group ___________________________ Source: Company filings as of 09/30/2015. STOR and VER EBITDAR coverage represents a unit’s fixed charge coverage ratio before taking into account standardized corporate overhead expense. Fixed charge coverage is defined as the ratio of (i) the unit’s EBITDAR, less corporate overhead expense based on industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. Based on annualized base rent. Four Corners classifies investment grade tenants as a tenant with at least one investment grade rating from Moody’s, S&P or Fitch, in line with industry practices. Includes retail, restaurant, healthcare, and movie theatre properties.

Business Plan and Diversification Strategy Four Corners has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification through external growth Harvest organic cash flow growth from initial portfolio of triple-net leases Individual leases allow for maximum flexibility in resetting rent levels and laddering expiration dates Built-in 1.5% rent escalators and fair market value adjustments provide organic growth Capitalize on robust market opportunity in the highly-fragmented restaurant real estate industry with a trend towards “asset-light” business model for operators “Sharpshooter” advantage as the only REIT specializing in restaurant real estate with in-house operations team Acquire additional complementary real estate assets to diversify tenant base Develop new tenant relationships Finance franchisee expansion Maintain conservative and flexible balance sheet Low leveraged balance sheet with substantial liquidity to support growth and diversification strategy Unencumbered properties allows for efficient purchases and sales Conservative payout ratio UPREIT structure provides opportunity to use OP units as acquisition currency Achieve accretive growth and diversification through active capital recycling

Numerous paths to diversification Sale-leasebacks with other third-party restaurant operators Acquisitions or asset swaps in the 1031 exchange market with ability to issue OP units to sellers Acquisitions of triple-net lease properties or portfolios from other real estate owners Capital investment financing for development or redevelopment projects for existing and future tenants Strategic partner and capital provider to facilitate consolidation in highly fragmented restaurant industry Complementary acquisitions of properties in related “food service” industries, leased on a triple-net basis Four Corners is committed to diversification by capitalizing on the numerous entry points within the highly fragmented restaurant real estate industry

SUMMARY Pro FORMA financial metrics Summary Pro Forma Financial Metrics ($mm, except percentage and per share figures) Annualized Current Portfolio (1) Value Per share (2) Rental income (cash) $94.4 General & administrative expenses (3) (10.3) Real estate operating costs 0.0 Cash EBITDA $84.1 Interest, net (4) (14.4) Straight-line rental revenue 10.3 FFO $80.1 $1.33 Straight-line rental revenue (10.3) Non-cash interest for fees paid to lenders and LIBOR interest rate cap 2.0 Capital expenditures 0.0 AFFO $71.8 $1.19 Dividend $58.1 $0.97 Payout ~80% Memo: After-tax contribution from Kerrow Holdings (5) $0.6 $0.01 Annualized metrics are used for illustrative purposes only, are not forecasts and may not reflect actual results, which may vary to a material extent. Shares outstanding are pro forma for the announced $8.12 per share stock and cash dividend representing the Company’s estimated share of earnings and profits that are required to be distributed for the operating period prior to 11/09/2015. The calculation is based on a share value of $15.88 per share. The actual value will be based on the average closing price of Four Corners during the five trading day period ending February 22, 2016. Non-cash stock-based compensation and acquisition costs are not included in these estimated amounts. Includes non-cash interest. Not included in the real estate financial metrics above. ___________________________

FLEXIBLE CAPITAL STRUCTURE Poised for Growth Capitalization Four Corners has low leverage and substantial liquidity to support its growth and diversification strategy Shares Outstanding (1) 60.2 Share Price (1) $15.88 Equity Market Capitalization $956 Debt $350 Million Revolver, due 2019 $0 $400 Million Term Loan A, due 2020 400 Total Debt $400 Less: Operating cash and equivalents (10) Net Debt $390 Enterprise Value $1,346 Liquidity / Leverage / Coverage Liquidity (Operating Cash + Undrawn Capacity) $360 Net Debt / Enterprise Value 29.0% Net Debt / Cash EBITDA 4.6x Fixed Charge Coverage 5.8x (In millions) ___________________________ Pro forma for the announced $8.12 per share stock and cash dividend representing the Company’s estimated share of earnings and profits that are required to be distributed for the operating period prior to 11/09/2015. Pro forma shares outstanding assumes a value of $15.88 per share. The actual value will be based on the average closing price of Four Corners during the five trading day period ending February 22, 2016. Based on Company filings as of 9/30/2015 pro forma for subsequent financing events.

SUMMARY CREDIT STRENGTHS


Olive Garden

LONGHORN



High Quality Portfolio Diversified by Geography and Brand

- Well-located assets diversified geographically across 44 states in the U.S.
- Property-level revenue approximately 50% above casual dining peers
- Success in recent one-off sale leasebacks of Olive Garden and LongHorn-brand stores at strong valuations; properties are valuable and liquid


Olive Garden

Strong and Stable Cash Flow

- Individual long-term, triple-net lease structure with corporate guarantee
- Average lease structure
  - 15-year average initial lease term with no lease less than 12 years
  - Annual escalators of 1.5%
- Stable tenant with 100% occupancy
- Best-in-class EBITDAR coverage and appropriate market rents


LONGHORN
STEAKHOUSE

Investment Grade Tenant

- Darden is rated Ba1/BBB-/BBB-, representing an investment grade profile
- Darden has low indebtedness with no debt maturities until 2035
- EBITDAR coverage above 4.2x on leases with no single property below 2.7x



Attractive Financial Profile

- Leverage of approximately 4.6x Net Debt / Cash EBITDA
- 100% unencumbered asset base
- Substantial liquidity with cash on balance sheet and a $350mm fully undrawn revolver
- Strong dividend coverage with conservative CAD payout ratio of ~80%



Experienced Management Team

- Highly regarded leadership with extensive retail net lease and public market REIT experience
- Board with significant relevant experience and a strong track record
- Best-in-class corporate governance



19 | FOUR CORNERS PROPERTY TRUST | FEBRUARY 2016

FOUR CORNERS PROPERTY TRUST

STRONG CORPORATE GOVERNANCE


Olive Garden
LONGHORN
STEAKHOUSE
Seasons 52
Bahama Breeze
ISLAND GRILLE

The Company has an experienced, independent board and corporate governance practices in line with best-in-class REIT standards

- Majority independent directors
- Annual elections of all board members
- No stockholder rights plan [(1)]
- Opt out of Maryland anti-takeover provisions

"Four Corners has implemented good governance practices, i.e., opting of out of MUTA, and would likely show well using Green Street's scoring methodology." – ***Green Street Advisors, December 2015***

"From a governance perspective, the company is clean as a whistle: no poison pill, opted out of all Maryland anti-takeover provisions, and a declassified board of directors that is predominantly independent." – ***FCPT shareholder letter to its investors, January 2016***

Board of Directors



John Moody, *Chairman*
- Lead Independent Director of Potlatch Corporation (NASDAQ: PCH)
- Director of Huron Consulting Group (NASDAQ: HURN)
- President and CEO of Cornerstone Properties, 1991 – 2000
- President of Marsh & McLennan Real Estate Advisors, Inc, 2001 – 2004



William Lenehan, *Director*
- President and CEO of Four Corners
- Former CEO of Granite REIT
- Investment professional at Farallon Management from 2001 – 2011



Doug Hansen, *Director, Investment committee chair*
- Founder and President of Redwood Trust, Inc. (NYSE: RWT), 1994 – 2008
- Vice Chairman of Redwood Trust, 2008 – Present



Marran Ogilvie, *Director, Governance committee chair*
- Advisor to the Creditors Committee for the Lehman Brothers International (Europe) Administration since 2008
- Director of Seventy Seven Energy Inc. (NYSE: SSE), 2014 – Present
- Director of Zais Financial Corporation (NYSE: ZFS), 2013 – Present



Paul Szurek, *Director, Audit committee chair*
- Lead Independent Director of CoreSite Realty Corp. (NYSE: COR), 2010 – Present
- CFO of Biltmore Farms LLC., 2003 - Present

1. Four Corners' charter will contain certain restrictions relating to the ownership and transfer of its stock, including a provision generally restricting shareholders from owning more than 9.8% in value or in number of the outstanding shares of Four Corners' common stock (whichever is more restrictive).

20 | FOUR CORNERS PROPERTY TRUST | FEBRUARY 2016

FOUR CORNERS PROPERTY TRUST

Well-located high-quality assets, diversified by geography and brand KEY INVESTMENT Highlights Long-term, triple-net lease structure provides stable cash flow with embedded rent growth Investment grade tenant with best in class EBITDAR coverage and appropriate rents Strong balance sheet with low leverage and capacity to support growth and diversification strategy Highly regarded leadership with extensive retail net lease and public REIT experience Significant external growth potential in fragmented restaurant real estate sector Initial expected annual dividend of ~$0.97 per share, a CAD payout of ~80%

Company Overview Question and Answer

Company Overview Appendix

Earnings and Profits (“E&P”) Distribution Four Corners has converted from a C-corporation into a REIT as of January 1, 2016 As part of the conversion, Four Corners is required to pay a dividend of its non-REIT earnings and profits for taxable years prior to 2016 Four Corners declared a special dividend of $347 million or $8.12 per share for shareholders of record on January 19, 2016 that will be paid on or about March 2, 2016 Shareholders will make an election by February 25, 2016 to receive cash or stock, subject to a pro-ration The entire dividend is taxable as a qualified dividend and will be paid 80% in stock and 20% in cash in the aggregate The number of shares to be issued for the 80% portion of the dividend will be based on the average closing price of Four Corners common stock during the five consecutive trading day period ending on February 22, 2016

Case study: Olive garden (Ontario, CA) Located within the Los Angeles MSA Immediate proximity to the Interstate 15 and Interstate 10 Interchange (463,000 VPD) Outparcel to the Ontario Mills, a 1.4 million SF outlet mall that features AMC Theatres, Burlington Coat Factory, Dave & Busters, Sports Authority, Q Outlet and Marshalls Ontario Mills is jointly owned and managed by Simon Property Group GSA Mall Quality Rating: “A” Mall Sales / S.F of $590 vs. MSA Average of $531 Approximately three miles from the LA/Ontario International Airport Strong rent-to-sales ratio Attractive demographics with 270K people living within a 5-mile radius Key Statistics Property Highlights

CASE STUDY: LONGHORN STEAKHOUSE (HANOVER, MD)



Olive Garden
LongHorn Steakhouse
Seasons 52
Bahama Breeze Island Grille



LongHorn Steakhouse
Arundel Mills
Costco Wholesale
Walmart
Burlington
TJ maxx
Best Buy
Bed Bath & Beyond
Medieval Times
Cinemark
Hampton Inn
Residence Inn Marriott
Hilton Garden Inn
Maryland Live! Casino
Bank of America
SpringHill Suites Marriott
aloft
Jared The Galleria Of Jewelry
Staples
Michaels
PetSmart
hhgregg
Safeway
100
Paul T. Pitcher Memorial Highway (80,000 VPD)
Arundel Mills Blvd
N

Property Highlights

- Trophy property located within the Baltimore-Washington MSA
- Outparcel to the Arundel Mills Outlet Mall, Maryland Live! Casino, a Walmart and a Costco
  - Arundel Mills is majority owned and managed by Simon Property Group
  - GSA Mall Quality Rating: "A"
  - Mall Sales / S.F of $605 vs. MSA Average of $403
- ~5 miles from the Baltimore/Washington International Thurgood Marshall Airport
- Recently constructed building (2011)
- Strong rent-to-sales ratio
- Attractive demographics with 121K people living within a 5-mile radius
- Olive Garden next door with similar lease terms recently sold at attractive levels

Key Statistics

Restaurant Brand	LongHorn Steakhouse
Location	Hanover, MD
MSA	Baltimore
SF	5,695
Year Built	2011
Annual Escalators	1.5%
Demographics (3-mile)	
Total Population	49K
Median Household Income	$88K

26 | FOUR CORNERS PROPERTY TRUST | FEBRUARY 2016

FOUR CORNERS PROPERTY TRUST

Case study: Olive garden (Stone Creek, OH) Located within the Cincinnati MSA Immediate proximity to Interstate 275 (70,000 VPD) and Colerain Avenue exchange (38,000 VPD) Proximity to Bed Bath & Beyond, Regal Cinemas Target and TJ Maxx Strong rent-to-sales ratio Attractive demographics with 48K people living within a 3-mile radius Key Statistics Property Highlights

Case study: Bahama Breeze (SUNRISE, FL) Trophy property located within the Miami / Ft. Lauderdale MSA Immediate proximity to the Sawgrass Expressway (72,000 VPD) Outparcel to Sawgrass Mills, a 2.2 million SF outlet mall owned by Simon Property Group featuring Bloomingdales, Nordstrom Rack, Regal Cinemas, Saks Off 5th and Target Proximity to BB&T Center, home of the Florida Panthers Strong rent-to-sales ratio Attractive demographics with 863K people living within a 10-mile radius Median household income within a 10-mile radius of $71K Key Statistics Property Highlights

Case study: sT. Johns town center (Jacksonville, FL) Bahama Breeze Key Statistics Season 52 Key Statistics Key Highlights Trophy properties located within the Jacksonville MSA Immediate proximity to the Interstate 295 (77,000 VPD) and J Turner Butler Boulevard (95,000 VPD) Outparcel to St. Johns Town Center, a 1.4 million SF open air lifestyle center partially owned and managed by Simon Property Group Anchor tenants including: Dick’s Sporting Goods, Dillard’s, DSW, Nordstrom, Ross Dress for Less, Staples and Target Luxury tenants include Apple, Lacoste, Louis Vutton, Michael Kors and Tiffany & Company Strong rent-to-sales ratio Attractive demographics with 515K people living within a 10-mile radius Median household income within a 10-mile radius of $73K

Case study: longhorn steakhouse (Orlando, fl) Key Statistics Located within Greater Orlando MSA Immediate proximity to Florida State Route 408 (78,000 VPD) and North Alafaya Road (51,000 VPD) Recently remodeled structure (2009) Strong rent-to-sales ratio Proximity to Bed Bath & Beyond, Regal Cinemas Target and TJ Maxx Attractive demographics with 93K people living within a 3-mile radius Property Highlights